Exhibit 99.1

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 AM, EDT, on September 28, 2016.
Vote by Internet
• Go to www.envisionreports.com/SBCP
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, and 3.	For	Against	Abstain

1. Sunshine Merger Proposal: Adoption and approval of the Agreement and Plan of Merger, dated as of May 9, 2016, by and among Sunshine Bancorp, Inc. and its wholly-owned bank subsidiary, Sunshine Bank, and FBC Bancorp, Inc. and its wholly-owned bank subsidiary, Florida Bank of Commerce, and the merger and other transactions contemplated by the Agreement and Plan of Merger, including the issuance of shares of common stock of Sunshine Bancorp, Inc. in connection with the merger

		☐	☐	☐

2. Equity Plan Amendment Proposal: Approval of an amendment to the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan, providing for (i) an increase in the total number of shares of common stock available for issuance under the 2015 Equity Incentive Plan from 592,480 shares to 742,480 shares; (ii) the removal of the cap on the aggregate number of options and restricted stock awards that can be made under the 2015 Equity Incentive Plan (subject to the cap on the total number of shares reserved for issuance); (iii) an increase to the annual award limitations for non-employee directors on an individual and aggregate basis; and (iv) the assumption of awards and subsequent issuance of replacement awards in connection with any merger, consolidation, or acquisition of property or stock

		☐	☐	☐

3. Sunshine Adjournment Proposal: Approval of a proposal to authorize the board of directors to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Sunshine Merger Proposal or the Equity Plan Amendment Proposal or to vote on other matters properly before such special meeting

		☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

SUNSHINE BANCORP, INC.’S PROXY STATEMENT / PROSPECTUS, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, IS AVAILABLE ON THE INTERNET AT

www.envisionreports.com/SBCP

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

REVOCABLE PROXY — SUNSHINE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 28, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Falene Ellis, Sandi Whitmill and Jermaine Crosson, each with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sunshine Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders (“Special Meeting”) to be held at 102 W. Baker Street, Plant City, FL 33653 on September 28, 2016, at 9:00 AM local time. Falene Ellis, Sandi Whitmill and Jermaine Crosson are authorized to cast all votes to which the undersigned is entitled on the reverse side.

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and the proxy statement / prospectus.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your voting instructions, you may choose one of the voting methods outlined below to vote.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Voting instructions submitted by the Internet or telephone must be received by 5:00 PM, EDT, on September 23, 2016.
Vote by Internet
• Go to www.envisionreports.com/SBCP
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, and 3.	For	Against	Abstain

1. Sunshine Merger Proposal: Adoption and approval of the Agreement and Plan of Merger, dated as of May 9, 2016, by and among Sunshine Bancorp, Inc. and its wholly-owned bank subsidiary, Sunshine Bank, and FBC Bancorp, Inc. and its wholly-owned bank subsidiary, Florida Bank of Commerce, and the merger and other transactions contemplated by the Agreement and Plan of Merger, including the issuance of shares of common stock of Sunshine Bancorp, Inc. in connection with the merger

		☐	☐	☐

2. Equity Plan Amendment Proposal: Approval of an amendment to the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan, providing for (i) an increase in the total number of shares of common stock available for issuance under the 2015 Equity Incentive Plan from 592,480 shares to 742,480 shares; (ii) the removal of the cap on the aggregate number of options and restricted stock awards that can be made under the 2015 Equity Incentive Plan (subject to the cap on the total number of shares reserved for issuance); (iii) an increase to the annual award limitations for non-employee directors on an individual and aggregate basis; and (iv) the assumption of awards and subsequent issuance of replacement awards in connection with any merger, consolidation, or acquisition of property or stock

		☐	☐	☐

3. Sunshine Adjournment Proposal: Approval of a proposal to authorize the board of directors to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Sunshine Merger Proposal or the Equity Plan Amendment Proposal or to vote on other matters properly before such special meeting

		☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.

C	Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to date and sign this Voting Instruction Form in the box below.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

SUNSHINE BANCORP, INC.’S PROXY STATEMENT / PROSPECTUS, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, IS AVAILABLE ON THE INTERNET AT

www.envisionreports.com/SBCP

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

401(k) VOTING INSTRUCTION FORM — SUNSHINE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 28, 2016

SOLICITED ON BEHALF OF THE TRUSTEE OF THE SUNSHINE BANK EMPLOYEES SAVINGS PLAN (“401(K) Plan”)

I understand that I have the right to direct the Sunshine Bank Employees Savings Plan Trustee to vote my proportionate interest in the common stock of Sunshine Bancorp, Inc. (the “Company”) in my 401(k) Plan account. I have been advised that my voting instructions are solicited for the Special Meeting of Stockholders of the Company to be held on September 28, 2016 or at any adjournment or postponement thereof (the “Special Meeting”).

The Company’s Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3. This 401(k) Voting Instruction Form will be voted as directed, but if no instructions are specified, this 401(k) Voting Instruction Form, if signed, will be voted for the proposals listed. If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Sunshine Bank Employees Savings Plan. At the present time, the Company knows of no other business to be brought before the Special Meeting.

The Trustee of the Sunshine Bank Employees Savings Plan is hereby directed to vote my proportionate interest in the Sunshine Bank Employees Savings Plan as indicated on the reverse side. If I do not return this 401(k) Voting Instruction Form in a timely manner, shares will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be treated as shares not voted. The Company has retained Computershare as its agent to receive the 401(k) Voting Instruction Forms and to tabulate the results.

The undersigned acknowledges receipt from the Company prior to the execution of these instructions of notice of the Special Meeting and the proxy statement / prospectus.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS 401(K) VOTING INSTRUCTION FORM PROMPTLY TO COMPUTERSHARE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE DEADLINE FOR RETURNING THE 401(K) VOTING INSTRUCTION FORM IS SEPTEMBER 23, 2016 AT 5:00 PM, LOCAL TIME. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your voting instructions, you may choose one of the voting methods outlined below to vote.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Voting instructions submitted by the Internet or telephone must be received by 5:00 PM, EDT, on September 23, 2016.
Vote by Internet
• Go to www.envisionreports.com/SBCP
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, and 3.	For	Against	Abstain

1. Sunshine Merger Proposal: Adoption and approval of the Agreement and Plan of Merger, dated as of May 9, 2016, by and among Sunshine Bancorp, Inc. and its wholly-owned bank subsidiary, Sunshine Bank, and FBC Bancorp, Inc. and its wholly-owned bank subsidiary, Florida Bank of Commerce, and the merger and other transactions contemplated by the Agreement and Plan of Merger, including the issuance of shares of common stock of Sunshine Bancorp, Inc. in connection with the merger

		☐	☐	☐

2. Equity Plan Amendment Proposal: Approval of an amendment to the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan, providing for (i) an increase in the total number of shares of common stock available for issuance under the 2015 Equity Incentive Plan from 592,480 shares to 742,480 shares; (ii) the removal of the cap on the aggregate number of options and restricted stock awards that can be made under the 2015 Equity Incentive Plan (subject to the cap on the total number of shares reserved for issuance); (iii) an increase to the annual award limitations for non-employee directors on an individual and aggregate basis; and (iv) the assumption of awards and subsequent issuance of replacement awards in connection with any merger, consolidation, or acquisition of property or stock

		☐	☐	☐

3. Sunshine Adjournment Proposal: Approval of a proposal to authorize the board of directors to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Sunshine Merger Proposal or the Equity Plan Amendment Proposal or to vote on other matters properly before such special meeting

		☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.

C	Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to date and sign this Voting Instruction Form in the box below.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

SUNSHINE BANCORP, INC.’S PROXY STATEMENT / PROSPECTUS, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, IS AVAILABLE ON THE INTERNET AT

www.envisionreports.com/SBCP

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ESOP VOTING INSTRUCTION FORM — SUNSHINE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 28, 2016

SOLICITED ON BEHALF OF THE TRUSTEE OF THE SUNSHINE BANK EMPLOYEE STOCK OWNERSHIP PLAN (“ESOP”)

I understand that I have the right to direct the Sunshine Bank ESOP Trustee to vote the shares that have been allocated to my ESOP account. I have been advised that my voting instructions are solicited for the Special Meeting of Stockholders of Sunshine Bancorp, Inc. (the “Company”) to be held on September 28, 2016 or at any adjournment or postponement thereof (the “Special Meeting”).

The Company’s Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3. This ESOP Voting Instruction Form will be voted as directed, but if no instructions are specified, this ESOP Voting Instruction Form, if signed, will be voted for the proposals listed. If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Sunshine Bank ESOP. At the present time, the Company knows of no other business to be brought before the Special Meeting.

The Trustee of the Sunshine Bank ESOP is hereby directed to vote the shares allocated to my account under the Sunshine Bank ESOP as indicated on the reverse side. If I do not return this ESOP Voting Instruction Form in a timely manner, shares will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be treated as shares not voted. The Company has retained Computershare as its agent to receive the ESOP Voting Instruction Forms and to tabulate the results.

The undersigned acknowledges receipt from the Company prior to the execution of these instructions of notice of the Special Meeting and the proxy statement / prospectus.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS ESOP VOTING INSTRUCTION FORM PROMPTLY TO COMPUTERSHARE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE DEADLINE FOR RETURNING THE ESOP VOTING INSTRUCTION FORM IS SEPTEMBER 23, 2016 AT 5:00 PM, LOCAL TIME. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL.